Exhibit 4.4

MELLON BANK PFL MASTER NOTE TRUST

as Issuer

and

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Indenture Trustee

SERIES 2004-1 INDENTURE SUPPLEMENT

dated as of June [    ], 2004

to

INDENTURE

dated as of June [    ], 2004

Section 3.21.	Excess Available Funds Sharing	25
Section 3.22.	Calculation Agent; Determination of LIBOR	25
Section 3.23.	Payments of Interest and Principal	26
Section 3.24.	Monthly Noteholder Report	27

ARTICLE IV

Early Redemption of Notes

Section 4.01.	Early Redemption Events	28

ARTICLE V

Accounts and Investments

Section 5.01.	Accounts	29

ii

EXHIBITS

EXHIBIT A-1	FORM OF CLASS A NOTE

EXHIBIT A-2	FORM OF CLASS B NOTE

EXHIBIT A-3	FORM OF CLASS C NOTE

EXHIBIT A-4	FORM OF CLASS D NOTE

EXHIBIT B	FORM OF SERIES 2004-1 SCHEDULE TO PAYMENT INSTRUCTIONS

EXHIBIT C	FORM OF SERIES 2004-1 SCHEDULE TO MONTHLY NOTEHOLDERS’ STATEMENT

iii

This SERIES 2004-1 INDENTURE SUPPLEMENT (this “Indenture Supplement”), by and between MELLON BANK PFL MASTER NOTE TRUST, a statutory business trust created under the laws of the State of Delaware (the “Issuer”), having its principal office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, and WELLS FARGO BANK, National Association, a national banking association (the “Indenture Trustee”), is made and entered into as of June [    ], 2004.

Section 1.01. Definitions. For all purposes of this Indenture Supplement, except as otherwise expressly provided or unless the context otherwise requires:

(1)	the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(2)	all other terms used herein which are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein;

(3)	all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

(4)	all references in this Indenture to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture Supplement as originally executed. The words “herein,” “hereof’ and “hereunder” and other words of similar import refer to this Indenture Supplement as a whole and not to any particular Article, Section or other subdivision;

(5)	in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling;

(6)	each capitalized term defined herein shall relate only to the Series 2004-1 Notes and no other Series of Notes issued by the Issuer; and

(7)	“including” and words of similar import will be deemed to be followed by “without limitation.”

“Accumulation Commencement Date” means, for each Class of Notes, the first Business Day of the month that is nine (9) whole calendar months prior to the Expected Principal Payment Date for such Class of Notes; provided, however, that, if the Accumulation Period Length for such Class of Notes is less than nine (9) months, the Accumulation Commencement

Date will be the first Business Day of the month that is the number of whole months prior to such Expected Principal Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods during the period from the Accumulation Commencement Date to such Expected Principal Payment Date will at least equal the Accumulation Period Length.

“Accumulation Period Length” is defined in Section 3.09(b)(ii).

“Accumulation Reserve Account” means the trust account designated as such and established pursuant to Section 5.01(a).

“Accumulation Reserve Account Funding Date” means a Transfer Date selected by the [Administrator] which occurs not later than the earliest of: (a) the Transfer Date with respect to the Monthly Period which commences three (3) months prior to the commencement of the Controlled Accumulation Period; [(b) the first Transfer Date for which the Portfolio Adjusted Yield is less than 1.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences nine (9) months prior to the commencement of the Controlled Accumulation Period; (c) the first Transfer Date for which the Portfolio Adjusted Yield is less than 1.5%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 6 months prior to the commencement of the Controlled Accumulation Period; and (d) the first Transfer Date for which the Portfolio Adjusted Yield is less than 2.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 4 months prior to the commencement of the Controlled Accumulation Period].

“Accumulation Reserve Draw Amount” means, for any Transfer Date, the sum of the Class A Reserve Draw Amount, the Class B Reserve Draw Amount and the Class C Reserve Draw Amount, in each case for such Transfer Date.

“Accumulation Reserve Account Earnings” means, with respect to each Transfer Date, the investment earnings on funds in the Accumulation Reserve Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

“Aggregate Series Available Funds Shortfall” means the sum of the Series Available Funds Shortfalls (as such term is defined in each of the related Indenture Supplements) for each Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One.

“Available Accumulation Reserve Account Amount” means, as to any Transfer Date, the lesser of (a) the amount on deposit in the Accumulation Reserve Account on such date (after taking into account any interest and earnings retained in the Accumulation Reserve Account pursuant to Section 5.01(a) on such date, but before giving effect to any deposit made or to be made pursuant to Section 5.01(a) to the Accumulation Reserve Account on such date) and (b) the Required Accumulation Reserve Account Amount.

“Base Rate” means, with respect to any Monthly Period, the sum of (i) the Weighted Average Interest Rates for the Outstanding Series 2004-1 Notes and (ii) the Series 2004-1 Servicing Fee Percentage (as such term is defined in the Series 2004-MC Supplement), in each case, for such Monthly Period.

“Calculation Agent” is defined in Section 2.04(a).

“Class” means either the Class A Notes, the Class B Notes, the Class C Notes or the Class D Notes.

“Class A Additional Interest” is defined in subsection 3.02(a).

“Class A Covered Amount” means an amount, determined as of each Transfer Date with respect to any Monthly Period, equal to the product of (a) (i) a fraction, the numerator of which is the actual number of days in such Monthly Period and the denominator of which is 360, times (ii) the Class A Interest Rate for such Monthly Period, and (b) the amount on deposit in the Principal Funding sub-Account for the Class A Notes as of the Record Date preceding such Transfer Date.

“Class A Interest Rate” means, with respect to each Interest Period, a per annum rate equal to [    ]% per annum in excess of LIBOR, as determined on the related LIBOR Determination Date.

“Class A Monthly Interest” is defined in subsection 3.02(a).

“Class A Notes” is defined in subsection 2.01.

“Class A Principal Funding Investment Proceeds” means, with respect to each Transfer Date, the investment earnings on funds in the Principal Funding sub-Account for the Class A Notes (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

“Class A Principal Funding Investment Shortfall” means, with respect to each Transfer Date relating to the Controlled Accumulation Period, the amount, if any, by which the Class A Principal Funding Investment Proceeds for such Transfer Date are less than the Class A Covered Amount determined as of such Transfer Date.

“Class A Reserve Draw Amount” means, with respect to each Transfer Date with respect to the Controlled Accumulation Period, an amount equal to the Class A Principal Funding Investment Shortfall with respect to such Transfer Date less the funds deposited into the Interest Funding sub-Account for the Class A Notes on such Transfer Date pursuant to Section 3.02(a).

“Class B Additional Interest” is defined in subsection 3.02(b).

“Class B Covered Amount” means an amount, determined as of each Transfer Date with respect to any Monthly Period, equal to the product of (a) (i) a fraction, the numerator of which is the actual number of days in such Monthly Period and the denominator of which is 360, times (ii) the Class B Interest Rate for such Monthly Period, and (b) the amount on deposit in the Principal Funding sub-Account for the Class B Notes as of the Record Date preceding such Transfer Date.

“Class B Deficiency Amount” is defined in subsection 3.02(b).

“Class B Interest Rate” means, with respect to each Interest Period, a per annum rate equal to [    ]% per annum in excess of LIBOR, as determined on the related LIBOR Determination Date.

“Class B Monthly Interest” is defined in subsection 3.02(b)

“Class B Notes” is defined in subsection 2.01.

“Class B Principal Funding Investment Proceeds” means, with respect to each Transfer Date, the investment earnings on funds in the Principal Funding sub-Account for the Class B Notes (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

“Class B Principal Funding Investment Shortfall” means, with respect to each Transfer Date relating to the Controlled Accumulation Period, the amount, if any, by which the Class B Principal Funding Investment Proceeds for such Transfer Date are less than the Class B Covered Amount determined as of such Transfer Date.

“Class B Reserve Draw Amount” means, with respect to each Transfer Date with respect to the Controlled Accumulation Period, an amount equal to the Class B Principal Funding Investment Shortfall with respect to such Transfer Date less the funds deposited into the Interest Funding sub-Account for the Class B Notes on such Transfer Date pursuant to Section 3.02(b).

“Class C Additional Interest” is defined in subsection 3.02(c).

“Class C Covered Amount” means an amount, determined as of each Transfer Date with respect to any Monthly Period, equal to the product of (a) (i) a fraction, the numerator of which is the actual number of days in such Monthly Period and the denominator of which is 360, times (ii) the Class C Interest Rate for such Monthly Period, and (b) the amount on deposit in the Principal Funding sub-Account for the Class C Notes as of the Record Date preceding such Transfer Date.

“Class C Deficiency Amount” is defined in subsection 3.02(c).

“Class C Interest Rate” means, with respect to each Interest Period, a per annum rate equal to [    ]% per annum in excess of LIBOR, as determined on the related LIBOR Determination Date.

“Class C Monthly Interest” is defined in subsection 3.02(c).

“Class C Notes” is defined in subsection 2.01.

“Class C Principal Funding Investment Proceeds” means, with respect to each Transfer Date, the investment earnings on funds in the Principal Funding sub-Account for the Class C Notes (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

“Class C Principal Funding Investment Shortfall” means, with respect to each Transfer Date relating to the Controlled Accumulation Period, the amount, if any, by which the Class C Principal Funding Investment Proceeds for such Transfer Date are less than the Class C Covered Amount determined as of such Transfer Date.

“Class C Required Reserve Account Amount” means, for any Transfer Date, an amount equal to [    ]% of the [Adjusted] Outstanding Dollar Principal Amount of the Class C Notes.

“Class C Reserve Account” means the trust account designated as such and established pursuant to Section 5.01(a).

“Class C Reserve Draw Amount” means, with respect to each Transfer Date with respect to the Controlled Accumulation Period, an amount equal to the Class C Principal Funding Investment Shortfall with respect to such Transfer Date less the funds deposited into the Interest Funding sub-Account for the Class C Notes on such Transfer Date pursuant to Section 3.02(c).

“Class D Notes” is defined in subsection 2.01.

“Closing Date” means June [    ], 2004.

“Controlled Accumulation Amount” means (i) with respect to the Class A Notes, $[            ], (ii) with respect to the Class B Notes, $[            ], and (iii) with respect to the Class C Notes, $[            ]; provided, however, that if the Accumulation Period Length with respect to such class is determined to be less than nine (9) months pursuant to Section 3.09(b)(ii), the Controlled Accumulation Amount for any Transfer Date will be equal to (i) the Initial Dollar Principal Amount of such Class of Notes divided by (ii) the number of months in the Controlled Accumulation Period as determined in accordance with Section 3.09(b)(ii).

“Controlled Accumulation Period” means, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on the Controlled Accumulation Date or such later date as is determined in accordance with Section 3.09(b)(ii) and ending on the first to occur of (a) the commencement of the Rapid Amortization Period and (b) the Series 2004-1 Termination Date.

“Distribution Date” means [            ], 2004 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

“Expected Principal Payment Date” means [            ].

“Finance Charge Receivables” is defined in the Pooling and Servicing Agreement.

“Initial Dollar Principal Amount” means (a) with respect to the Class A Notes, $[            ], (b) with respect to the Class B Notes, $[            ], (a) with respect to the Class C Notes, $[            ] and (d) with respect to the Class D Notes, $[            ].

“Interest Funding Account” means the trust account designated as such and established pursuant to Section 5.01(a).

“Interest Funding sub-Account Earnings” means, with respect to each Transfer Date, the investment earnings on funds in the Interest Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

“Interest Payment Date” shall mean the 15th day of December, March, June and September, commencing on the [September] 2004 Distribution Date (or, if any such day is not a Business Day, the next succeeding Business Day); provided that if any Class of Notes has been accelerated during a Monthly Period after the occurrence of an Event of Default, or if an Early Redemption Event with respect to any Class of Notes occurs during any Monthly Period, “Interest Payment Date” shall mean the 15th day of each calendar month (or, if any such day is not a Business Day, the next succeeding Business Day) beginning with the calendar month following such Monthly Period.

“Interest Period” means, with respect to any Payment Date, the period from and including the previous Interest Payment Date through the day preceding such Payment Date, except the initial Interest Period will be the period from and including the Closing Date through the day preceding the initial Payment Date.

“Investor Charge-Offs” means, with respect to any Transfer Date, the aggregate amount, if any, by which the Series 2004-1 Investor Default Amount, if any, for the preceding Monthly Period exceeds the Series 2004-1 Available Funds for such Transfer Date available after giving effect to clause (a) through (c) of Section 3.01.

“Legal Maturity Date” means [            ].

“LIBOR” means, for any Interest Period, an interest rate per annum determined by the Trustee for each Interest Period in accordance with the provisions of Section 3.22.

“LIBOR Determination Date” means June [    ], 2004 for the initial Interest Period and the second London Business Day prior to the commencement of each subsequent Interest Period.

“London Business Day” means any Business Day on which dealings in deposits in United States Dollars are transacted in the London interbank market.

“Monthly Interest Period” is defined in subsection 3.02(a).

“Nominal Liquidation Amount” means, with respect to each Class of Notes, the amount calculated pursuant to Section 3.14 of this Indenture Supplement. The Nominal Liquidation Amount for the Series 2004-1 Notes will be the sum of the Nominal Liquidation Amounts of all of the Classes of Notes of the Series 2004-1 Notes.

“Nominal Liquidation Amount Deficit” means, with respect to any Class of Notes, the excess of the Adjusted Outstanding Dollar Principal Amount of that Class over the Nominal Liquidation Amount of that Class.

“Notes” means the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, collectively.

“Paying Agent” means Wells Fargo Bank, N.A.

“PFA Accumulation Earnings” means, with respect to each Transfer Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

“Portfolio Adjusted Yield” means, with respect to any Transfer Date, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate from the Portfolio Yield for such Monthly Period and deducting 0.50% from the result for each Monthly Period.

“Portfolio Yield” means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is (a) the amount of Available Funds allocated to the Series 2004-1 Notes pursuant to Section 501 of the Indenture, plus (b) any Interest Funding sub-Account Earnings on the related Transfer Date, plus (c) any amounts to be treated as Series 2004-1 Notes Available Funds pursuant to Sections 3.21(a), minus (d) the Series 2004-1 Notes Investor Default Amount for such Monthly Period, and the denominator of which is the Weighted Average Available Funds Allocation Amount for the Series 2004-1 Notes for such Monthly Period.

“Predecessor Note” means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 306 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

“Principal Funding Account” means the trust account designated as such and established pursuant to Section 5.01(a).

“Principal Funding sub-Account Amount” means, with respect to any Class of Notes as of any date, the amount on deposit in the Principal Funding sub-Account for such Class of Notes on such date.

“Record Date” means, for any Transfer Date, the last Business Day of the preceding Monthly Period.

“Reference Banks” means four major banks in the London interbank market selected by the [Administrator].

“Required Accumulation Reserve Account Amount” means, with respect to any Transfer Date on or after the Accumulation Reserve Account Funding Date and with respect to each Class of Notes, an amount equal to (a) [0.50]% of the outstanding principal balance of such Class of Notes or (b) any other amount designated by the Administrator; provided that if such designation is of a lesser amount, the Issuer shall (i) provide the Trustee with evidence that the Rating Agency Condition has been satisfied and (ii) deliver to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Issuer, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to the Series 2004-1 Notes.

“Series 2004-1 Available Funds” means, with respect to any Transfer Date, the sum of (a) Available Funds allocated to the Series 2004-1 pursuant to Section 501 of the Indenture, and (b) any amounts to be treated as Series 2004-1 Available Funds pursuant to Section 3.04(a).

“Series 2004-1 Available Principal Amounts” means the sum of (a) Available Principal Amounts allocated to the Series 2004-1 pursuant to Section 502 of the Indenture and (b) any amounts to be treated as Series 2004-1 Available Principal Amounts pursuant to Section 3.11(a).

“Series 2004-1 Indenture Trustee Fee” means, with respect to any Monthly Period, the pro rata portion of the amounts payable to the Indenture Trustee for fees with respect to such Monthly Period (as such term is defined in the [Fee Letter]) allocable to the Series 2004-1 Notes based on the ratio of the Weighted Average Available Funds Allocation Amount for the Series 2004-1 Notes for such Monthly Period to the Weighted Average Available Funds Allocation Amount for all series of Notes for such Monthly Period.

“Series 2004-1 Investor Default Amount” means, with respect to any Monthly Period, the sum, for each day during such Monthly Period, of the product of the Investor Default Amounts (as such term is defined in the Series 2004-MC Supplement) with respect to each such day and the percentage equivalent of a fraction the numerator of which is the Available Funds Allocation Amount for the Series 2004-1 for such day and the denominator of which is the Available Funds Allocation Amount for all series of Notes for such day.

“Series 2004-1 Servicing Fee” means, with respect to any Monthly Period, the pro rata portion of the Investor Servicing Fee (as such term is defined in the Series 2004-MC Supplement) allocable to the Series 2004-1 Notes based on the ratio of the Weighted Average Available Funds Allocation Amount for the Series 2004-1 Notes for such Monthly Period to the Weighted Average Available Funds Allocation Amount for all series of Notes for such Monthly Period.

“Series 2004-1 Termination Date” means the earliest to occur of (a) the Principal Payment Date on which the Outstanding Dollar Principal Amount of each Class of Notes is paid in full, (b) the Legal Maturity Date and (c) the date on which the Indenture is discharged and satisfied pursuant to Article VI thereof.

“Series Available Funds Shortfall” means, with respect to any Transfer Date with respect to the Series 2004-1 Notes, the excess, if any, of (a) the aggregate amount targeted to be paid or applied pursuant to Sections 3.01 (a) through (e) for any Transfer Date over (b) the Series 2004-1 Available Funds (excluding any amounts to be treated as Series 2004-1 Available Funds pursuant to Section 3.21(a)) for such Transfer Date; provided, however, that the Issuer, when authorized by an Officer’s Certificate, may amend or otherwise modify this definition of Series Available Funds Shortfall provided the Note Rating Agencies confirm in writing that the amendment or modification will not cause a Ratings Effect with respect to any Outstanding Notes.

“Shared Excess Available Funds” means, with respect to any Transfer Date with respect to any series of Notes, either (a) the amount of Series 2004-1 Available Funds for such Transfer Date available after application in accordance with Sections 3.01 (a) through (g) or (b) the amounts allocated to other series of Notes identified as an Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One which the applicable Indenture Supplements for such series specify are to be treated as “Shared Excess Available Funds.”

“Targeted Interest Deposit Amount” means, with respect to the Series 2004-1 Notes for any Transfer Date, the aggregate amount targeted to be deposited in the Interest Funding Account pursuant to Section 3.02 for such Transfer Date.

“Targeted Principal Deposit Amount” means, with respect to the Series 2004-1 Notes for any Transfer Date, the aggregate amount targeted to be deposited in the Principal Funding Account pursuant to Section 3.09 for such Transfer Date.

“Telerate Page 3750” means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

“Weighted Average Available Funds Allocation Amount” means, with respect to any Monthly Period for any Class of Notes, the sum of the Available Funds Allocation Amount for such Class, as of the close of business on each day during such Monthly Period divided by the actual number of days in such period.

Section 1.02. Governing Law. THIS INDENTURE SUPPLEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 1.03. Counterparts. This Indenture Supplement may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

Section 1.04. Ratification of Indenture. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

[END OF ARTICLE I]

ARTICLE II

The Notes

Section 2.01. Creation and Designation; Transfers. (a) There is hereby created a Series of Notes to be issued in four classes pursuant to the Indenture and this Series Supplement and to be known together as the “Series 2004-1 Notes.” The four classes shall be designated the Class A Floating Rate Notes, Series 2004-1 (the “Class A Notes”), Class B Floating Rate Notes, Series 2004-1 (the “Class B Notes”), Class C Floating Rate Notes, Series 2004-1 (the “Class C Notes”) and Class D Floating Rate Notes, Series 2004-1 (the “Class D Notes”). The Class A Notes, Class B Notes, Class C Notes and Class D Notes shall be substantially in the forms of Exhibits A-1, A-2, A-3 and A-4 attached hereto, respectively.

(b) The Series 2004-1 Notes shall be an Excess Available Funds Sharing Series in Excess Available Funds Sharing Group A and shall not be in any other group. The Series 2004-1 Notes shall not be subordinated to any other series of Notes.

(c) Each Prospective Owner of a Note shall be deemed to have represented and warranted, and each Prospective Owner of a Definitive Note shall represent and warrant in writing, to the Indenture Trustee that:

(i) With respect to any Prospective Owner of a Class A Note, Class B Note or Class C Note, such Person either (A) is not acquiring the Class A Note, Class B Note or Class C Note for, or on behalf of, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or any substantially similar applicable law (“Similar Law”), or any entity deemed to hold the plan assets of the foregoing (a “Benefit Plan”), or (B) is acquiring the Class A Note, Class B Note or Class C Note for, or on behalf of, a Benefit Plan and its acquisition and holding of such Class A Note, Class B Note or Class C Note will (x) not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code which is not covered by Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or some other applicable exemption and (y) will not cause a non-exempt violation of any substantially Similar Law; or

(ii) With respect to any Prospective Owner of a Class D Note, such Person is not acquiring the Class D Note for, or on behalf of, a Benefit Plan that is subject to ERISA Requirements.

In addition, each purchaser of a Class D Note, by its acceptance hereof, represents, acknowledges and agrees that: (i) such Noteholder has not acquired and shall not sell, trade or transfer any interest in the Note nor cause any interest in the Note to be marketed, on or through either (a) an “established securities market” within the meaning of Section 7704(b)(1) of the Code (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise) or (b) a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704(b)(2) of the Code (including a market wherein interests in such classes of notes are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in such classes of notes and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others).

[END OF ARTICLE II]

ARTICLE III

Allocations, Deposits and Payments

Section 3.01. Allocations of Series 2004-1 Available Funds. On each Transfer Date, based on the Monthly Noteholder Statement, the Indenture Trustee will apply Series 2004-1 Available Funds, as follows:

(a) first, to pay the Series 2004-1 Indenture Trustee Fee plus any previously due and unpaid Series 2004-1 Indenture Trustee Fee to the Indenture Trustee;

(b) second, to pay the Series 2004-1 Servicing Fee plus any previously due and unpaid Series 2004-1 Servicing Fee to the Servicer;

(c) third, to make the targeted deposits to the Interest Funding Account pursuant to Section 3.02;

(d) fourth, to be treated as Series 2004-1 Available Principal Amounts for application in accordance with Section 3.07 in an amount equal to the Series 2004-1 Investor Default Amount, if any, for the preceding Monthly Period.

(e) fifth, to be treated as Series 2004-1 Available Principal Amounts for application in accordance with Section 3.07 in an amount equal to the Nominal Liquidation Amount Deficit, if any;

(f) sixth, beginning on the Accumulation Reserve Account Funding Date, to make the targeted deposit to the Accumulation Reserve Account, if any, pursuant to Section 3.18;

(g) seventh, to make the targeted deposit to the Class C Reserve Account, if any, pursuant to Section 3.16;

(h) eighth, to be treated as Shared Excess Available Funds for application in accordance with Section 3.21; and

(i) ninth, to the Issuer.

Section 3.02. Targeted Deposits to the Interest Funding Account. The aggregate amount of Series 2004-1 Available Funds targeted to be deposited into the Interest Funding Account pursuant to Section 3.01(c) on each Transfer Date is equal to the sum of the following amounts. The targeted deposit on any Transfer Date will also include any shortfall in the targeted deposit with respect to any prior Transfer Date which has not been previously deposited.

(a) Class A Interest. The amount of targeted monthly interest with respect to the Class A Notes on any Transfer Date (the “Class A Monthly Interest”) shall equal the product of (i)(A) a fraction, the numerator of which is the actual number of days in the period (the “Monthly Interest Period”) from (and including) the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date) to (but excluding) the related Distribution Date and the denominator of which is 360, times (B) the Class A Interest Rate, times

(ii) the outstanding principal balance of the Class A Notes determined as of the Record Date preceding the related Transfer Date; provided that in addition to Class A Monthly Interest an amount equal to the amount of any unpaid Class A Deficiency Amounts, as defined below, from prior Monthly Interest Periods, plus an amount equal to the product of (A)(1) a fraction, the numerator of which is the actual number of days in the related Monthly Interest Period and the denominator of which is 360, times (2) the sum of the Class A Interest Rate in effect with respect to the related Monthly Period and 2% per annum and (B) any Class A Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof which has not theretofore been paid to Class A Holders) (the “Class A Additional Interest”) shall also be included in the targeted interest amount with respect to the Class A Notes on any Transfer Date. The “Class A Deficiency Amount” for any Transfer Date shall equal the excess, if any, of the aggregate amount targeted pursuant to this subsection 3.02(a) for the prior Monthly Interest Period over the amount actually deposited or available to be deposited on such Transfer Date into the Interest Funding sub-Account for the Class A Notes.

(b) Class B Interest. The amount of targeted monthly interest with respect to the Class B Notes on any Transfer Date (the “Class B Monthly Interest”) shall equal the product of (i)(A) a fraction, the numerator of which is the actual number of days in the period (the “Monthly Interest Period”) from (and including) the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date) to (but excluding) the related Distribution Date and the denominator of which is 360, times (B) the Class B Interest Rate, times (ii) the outstanding principal balance of the Class B Notes determined as of the Record Date preceding the related Transfer Date; provided that in addition to Class B Monthly Interest an amount equal to the amount of any unpaid Class B Deficiency Amounts, as defined below, from prior Monthly Interest Periods, plus an amount equal to the product of (A)(1) a fraction, the numerator of which is the actual number of days in the related Monthly Interest Period and the denominator of which is 360, times (2) the sum of the Class B Interest Rate in effect with respect to the related Monthly Period and 2% per annum and (B) any Class B Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof which has not theretofore been paid to Class B Holders) (the “Class B Additional Interest”) shall also be included in the targeted interest amount with respect to the Class B Notes on any Transfer Date. The “Class B Deficiency Amount” for any Transfer Date shall equal the excess, if any, of the aggregate amount targeted pursuant to this subsection 3.02(b) for the prior Monthly Interest Period over the amount actually deposited or available to be deposited on such Transfer Date into the Interest Funding sub-Account for the Class B Notes.

(c) Class C Interest. The amount of targeted monthly interest with respect to the Class C Notes on any Transfer Date (the “Class C Monthly Interest”) shall equal the product of (i)(A) a fraction, the numerator of which is the actual number of days in the period (the “Monthly Interest Period”) from (and including) the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date) to (but excluding) the related Distribution Date and the denominator of which is 360, times (B) the Class C Interest Rate, times (ii) the outstanding principal balance of the Class C Notes determined as of the Record Date preceding the related Transfer Date; provided that in addition to Class C Monthly Interest an amount equal to the amount of any unpaid Class C Deficiency Amounts, as defined below, from prior Monthly Interest Periods, plus an amount equal to the product of (A)(1) a fraction, the numerator of which is the actual number of days in the related Monthly Interest Period and the denominator of which is 360, times (2) the sum of the Class C Interest Rate in effect with respect to the related Monthly Period and 2% per annum and (B) any Class C Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof which has not theretofore been paid to Class C Holders) (the “Class C Additional Interest”) shall also be included in the targeted interest amount with respect to the Class C Notes on any Transfer Date. The “Class C Deficiency Amount” for any Transfer Date shall equal the excess, if any, of the aggregate amount targeted pursuant to this subsection 3.02(c) for the prior Monthly Interest Period over the amount actually deposited or available to be deposited on such Transfer Date into the Interest Funding sub-Account for the Class C Notes.

(d) Class D Interest. The Class D Notes shall not be interest bearing.

Section 3.03. Allocations of Series 2004-1 Available Funds to Interest Funding sub-Accounts. The aggregate amount to be deposited to the Interest Funding Account pursuant to Section 3.01(c) for each Monthly Period will be allocated, and a portion deposited into the Interest Funding sub-Account for each Class of Notes, as follows:

(a) Series 2004-1 Available Funds at Least Equal to Targeted Amounts. If the amount of funds available for a Monthly Period pursuant to Section 3.01 is at least equal to the aggregate amount of the deposits and payments targeted by Section 3.02, then the full amount of each such deposit and payment will be made to the applicable Interest Funding sub-Accounts.

(b) Series 2004-1 Available Funds are Less than Targeted Amounts. If the amount of funds available for a Monthly Period pursuant to Section 3.01 is less than the aggregate amount of the deposits targeted by Section 3.02, then the amount available will be allocated to each Class of Notes as follows:

(i) first, to the Class A Notes up to the amount of the deposits targeted by Section 3.02(a) with respect to the Class A Notes, and

(ii) second, to the Class B Notes up to the amount of the deposits targeted by Section 3.02(a) with respect to the Class B Notes, and

(iii) third, to the Class C Notes up to the amount of the deposits targeted by Section 3.02(a) with respect to the Class C Notes.

Section 3.04. Amounts to be Treated as Series 2004-1 Available Funds; Class C Reserve Account Deposits to the Interest Funding Sub-Account. The following deposits and payments will be made on the following dates:

(a) Amounts to be Treated as Series 2004-1 Available Funds. In addition to Available Funds allocated to the Series 2004-1 Notes pursuant to Section 5.01 of the Indenture, the following amounts shall be treated as Series 2004-1 Available Funds for application in accordance with this Article III for any Monthly Period:

(i) Accumulation Earnings Shortfall. The aggregate amount withdrawn from the Accumulation Reserve Account pursuant to Section 3.19(a) will be treated as Series 2004-1 Available Funds for such Monthly Period.

(ii) Sub-Account Earnings. Any PFA Accumulation Earnings, any Accumulation Reserve Account Earnings and any Interest Funding sub-Account Earnings for any Transfer Date will be treated as Series 2004-1 Available Funds for such Transfer Date.

(iii) Shared Excess Available Funds. Any Shared Excess Available Funds allocable to the Series 2004-1 will be treated as Series 2004-1 Available Funds pursuant to Section 3.21(a).

(b) Class C Reserve Account. Withdrawals made from the Class C Reserve Account pursuant to Section 3.17(a) will be deposited into the applicable Interest Funding sub-Account on the Transfer Date.

Section 3.05. Allocations of Reductions from Investor Charge-Offs to the Nominal Liquidation Amount of Subordinated Classes. On each Transfer Date when there is an Investor Charge-Off with respect to the related Monthly Period, that reduction will be allocated (and reallocated) on that date to each Class of Notes as set forth in this Section.

(a) Initially, the amount of such Investor Charge-Off will be allocated to each Class of Outstanding Notes pro rata based on the ratio of the Weighted Average Available Funds Allocation Amount for such Class for such Monthly Period to the Weighted Average Available Funds Allocation Amount for the Series 2004-1 Notes for such Monthly Period.

(b) Immediately afterwards, the amount of Investor Charge-Offs allocated to the Class A Notes pursuant to clause (a) will be reallocated to the Class D Notes and will reduce the Nominal Liquidation Amount of the Class D Notes by such amount. If such reduction would cause the Nominal Liquidation Amount of the Class D Notes to be reduced below zero, then the Nominal Liquidation Amount of the Class C Notes shall be reduced by the amount by which the Nominal Liquidation Amount of the Class D Notes would have been reduced below zero. If such reduction would cause the Nominal Liquidation Amount of the Class C Notes to be reduced below zero, then the Nominal Liquidation Amount of the Class B Notes shall be reduced by the amount by which the Nominal Liquidation Amount of the Class C Notes would have been reduced below zero. If such reduction would cause the Nominal Liquidation Amount of the Class B Notes to be reduced below zero, then the Nominal Liquidation Amount of the Class A Notes shall be reduced by the amount by which the Nominal Liquidation Amount of the Class B Notes would have been reduced below zero.

(c) Immediately afterwards, the amount of Investor Charge-Offs allocated to the Class B Notes pursuant to clause (a) will be reallocated to the Class D Notes and will reduce the Nominal Liquidation Amount of the Class D Notes by such amount. If such reduction would cause the Nominal Liquidation Amount of the Class D Notes to be reduced below zero, then the Nominal Liquidation Amount of the Class C Notes shall be reduced by the amount by which the Nominal Liquidation Amount of the Class D Notes would have been reduced below zero. If such reduction would cause the Nominal Liquidation Amount of the Class C Notes to be reduced below zero, then the Nominal Liquidation Amount of the Class B Notes shall be reduced by the amount by which the Nominal Liquidation Amount of the Class C Notes would have been reduced below zero.

(d) Immediately afterwards, the amount of Investor Charge-Offs allocated to the Class C Notes pursuant to clause (a) will be reallocated to the Class D Notes and will reduce the Nominal Liquidation Amount of the Class D Notes by such amount. If such reduction would cause the Nominal Liquidation Amount of the Class D Notes to be reduced below zero, then the Nominal Liquidation Amount of the Class C Notes shall be reduced by the amount by which the Nominal Liquidation Amount of the Class D Notes would have been reduced below zero.

(e) Immediately afterwards, the amount of Investor Charge-Offs allocated to the Class D Notes pursuant to clause (a) will reduce the Nominal Liquidation Amount of the Class D Notes by such amount.

Section 3.06. Allocations of Reimbursements of Nominal Liquidation Amount Deficits. If, as of any Transfer Date, there are Series 2004-1 Available Funds available pursuant to Section 3.01(e) to reimburse any Nominal Liquidation Amount Deficits as of such Transfer Date, such funds will be allocated to each Class of Notes as follows:

(a) first, to the Class A Notes up to the Nominal Liquidation Amount Deficit thereof, but in no event will the Nominal Liquidation Amount of the Class A Notes be increased above the Adjusted Outstanding Dollar Principal Amount of the Class A Notes,

(b) second, to the Class B Notes up to the Nominal Liquidation Amount Deficit thereof, but in no event will the Nominal Liquidation Amount of the Class B Notes be increased above the Adjusted Outstanding Dollar Principal Amount of the Class B Notes,

(c) third, to the Class C Notes up to the Nominal Liquidation Amount Deficit thereof, but in no event will the Nominal Liquidation Amount of the Class C Notes be increased above the Adjusted Outstanding Dollar Principal Amount of the Class C Notes, and

(d) fourth, to the Class D Notes up to the Nominal Liquidation Amount Deficit thereof, but in no event will the Nominal Liquidation Amount of the Class D Notes be increased above the Adjusted Outstanding Dollar Principal Amount of the Class D Notes.

Section 3.07. Application of Series 2004-1 Available Principal Amounts. On each Transfer Date, the Indenture Trustee will apply Series 2004-1 Available Principal Amounts as follows:

(a) first, with respect to each Monthly Period, if after giving effect to payments to be made with respect to such Monthly Period pursuant to Sections 3.01(a), the Indenture Trustee has not received the full amount to be paid pursuant to Section 3.01(a) with respect to that Monthly Period, then Series 2004-1 Available Principal Amounts (in an amount not to exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for all Class D Notes, Class C Notes and Class B Notes) will be paid to the Indenture Trustee in an amount equal to the amount of the deficiency in the amount to be paid pursuant to Section 3.01(a).

(b) second, with respect to each Monthly Period, if after giving effect to payments to be made with respect to such Monthly Period pursuant to Sections 3.01(b), the Servicer has not received the full amount to be paid pursuant to Section 3.01(b) with respect to that Monthly Period, then Series 2004-1 Available Principal Amounts (in an amount, not less than zero, not to exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for all Class D Notes, Class C Notes and Class B Notes minus the aggregate amount of Series 2004-1 Available Principal Amounts reallocated pursuant to clause (a) above) will be paid to the Servicer in an amount equal to the amount of the deficiency in the amount to be paid pursuant to Section 3.01(b).

(c) third, with respect to each Monthly Period, if after giving effect to deposits to be made with respect to such Monthly Period pursuant to Section 3.01(c), the Class A Notes have not received the full amount targeted to be deposited pursuant to Section 3.02 with respect to that Monthly Period, then Series 2004-1 Available Principal Amounts (in an amount, not less than zero, not to exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for all Class D Notes, Class C Notes and Class B Notes minus the aggregate amount of Series 2004-1 Available Principal Amounts reallocated pursuant to clauses (a) and (b) above) will be allocated to the Interest Funding sub-Account of the Class A Notes up to the amount of the deficiency in the targeted amount to be deposited into the Interest Funding sub-Account of the Class A Notes;

(d) fourth, with respect to each Monthly Period, if after giving effect to deposits to be made with respect to such Monthly Period pursuant to Section 3.01 (c) the Class B Notes have not received the full amount targeted to be deposited pursuant to Section 3.02 with respect to that Monthly Period, then Series 2004-1 Available Principal Amounts (in an amount, not less than zero, not to exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for all Class D Notes and Class C Notes minus the aggregate amount of Series 2004-1 Available Principal Amounts reallocated pursuant to clauses (a) through (c) above) will be allocated to the Interest Funding sub-Account of the Class B Notes up to the amount of the deficiency in the targeted amount to be deposited into the Interest Funding sub-Account for the Class B Notes;

(e) fifth, with respect to each Monthly Period, if after giving effect to deposits to be made with respect to such Monthly Period pursuant to Section 3.01 (c) the Class C Notes have not received the full amount targeted to be deposited pursuant to Section 3.02 with respect to that Monthly Period, then Series 2004-1 Available Principal Amounts (in an amount, not less than zero, not to exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for all Class D Notes minus the aggregate amount of Series 2004-1 Available Principal Amounts reallocated pursuant to clauses (a) through (d) above) will be allocated to the Interest Funding sub-Account of the Class C Notes up to the amount of the deficiency in the targeted amount to be deposited into the Interest Funding sub-Account for the Class C Notes;

(f) sixth, to make the targeted deposits to the Principal Funding Account pursuant to Section 3.09; and

(g) seventh, to the Issuer for reinvestment in the Investor Interest of the Collateral Certificate.

Section 3.08. Computation of Reductions to the Nominal Liquidation Amount of Subordinated Classes from Reallocations of Series 2004-1 Available Principal Amounts.

(a) Each reallocation of Series 2004-1 Available Principal Amounts paid to the Servicer and the Indenture Trustee pursuant to Section 3.07(a) and (b) will reduce the Nominal Liquidation Amount of the Class D Notes. If such reduction would cause the Nominal Liquidation Amount of the Class D Notes to be reduced below zero, then the Nominal Liquidation Amount of the Class C Notes shall be reduced by the amount by which the Nominal Liquidation Amount of the Class D Notes would have been reduced below zero. If such reduction would cause the Nominal Liquidation Amount of the Class C Notes to be reduced below zero, then the Nominal Liquidation Amount of the Class B Notes shall be reduced by the amount by which the Nominal Liquidation Amount of the Class C Notes would have been reduced below zero.

(b) Each reallocation of Series 2004-1 Available Principal Amounts deposited to the Interest Funding sub-Account of the Class A Notes pursuant to Section 3.07(c) will reduce the Nominal Liquidation Amount (determined after giving effect to clause (a) above) of the Class D Notes. If such reduction would cause the Nominal Liquidation Amount of the Class D Notes to be reduced below zero (determined after giving effect to clause (a) above), then the Nominal Liquidation Amount of the Class C Notes shall be reduced by the amount by which the Nominal Liquidation Amount of the Class D Notes would have been reduced below zero. If such reduction would cause the Nominal Liquidation Amount of the Class C Notes to be reduced below zero (determined after giving effect to clause (a) above), then the Nominal Liquidation Amount of the Class B Notes shall be reduced by the amount by which the Nominal Liquidation Amount of the Class C Notes would have been reduced below zero.

(c) Each reallocation of Series 2004-1 Available Principal Amounts deposited to the Interest Funding sub-Account of the Class B Notes pursuant to Section 3.07(d) will reduce the Nominal Liquidation Amount (determined after giving effect to clause (a) above) of the Class D Notes. If such reduction would cause the Nominal Liquidation Amount of the Class D Notes to be reduced below zero (determined after giving effect to clause (a) above), then the Nominal Liquidation Amount of the Class C Notes shall be reduced by the amount by which the Nominal Liquidation Amount of the Class D Notes would have been reduced below zero (determined after giving effect to clause (a) above).

(d) Each reallocation of Series 2004-1 Available Principal Amounts deposited to the Interest Funding sub-Account of the Class C Notes pursuant to Section 3.07(e) will reduce the Nominal Liquidation Amount (determined after giving effect to clause (a) above) of the Class D Notes.

Section 3.09. Targeted Deposits of Series 2004-1 Available Principal Amounts to the Principal Funding Account. The amount of the deposit targeted for each Class of Notes with respect to any Monthly Period to be deposited into the Principal Funding sub-Account for that Class will be the sum of (i) the amount determined pursuant to clause (a), (b) or (c) with respect to such Class for such Monthly Period, as applicable, or if more than one such clause is applicable, the highest amount determined pursuant to any one of such clauses, and (ii) any deposit targeted pursuant to clause (i) with respect to such Class for any prior Monthly Period but for which the full targeted deposit was not made, but in no case more than the Nominal Liquidation Amount of such Class (computed immediately before giving effect to such deposit but after giving effect to any Investor Charge-Offs and any reallocations of Series 2004-1 Available Principal Amounts on such date).

(a) Principal Payment Date. With respect to the Monthly Period immediately preceding the Principal Payment Date, the deposit targeted for that Class of Notes is equal to the Nominal Liquidation Amount of that Class of Notes as of the close of business on the last day of the Monthly Period preceding such Monthly Period (determined after giving effect to any Investor Charge-Offs and any reallocations, payments or deposits of Series 2004-1 Available Principal Amounts on the following Transfer Date).

(b) Budgeted Deposits.

(i) Subject to Section 3.09(c), with respect to each Monthly Period, beginning with the Accumulation Commencement Date, the deposit targeted to be made into the Principal Funding sub-Account for that Class will be the Controlled Accumulation Amount for that Class.

(ii) Notwithstanding anything to the contrary in clause (i), on or before the Transfer Date immediately preceding the first Business Day of the month that is nine (9) months prior to the Expected Principal Payment Date, and each Determination Date thereafter until the Accumulation Commencement Date, provided that no Pay Out Event (as defined in the Series 2004-MC Supplement) has occurred, the Issuer will determine the “Accumulation Period Length”, which will mean a number of months such that the amount available for distribution of principal will equal or exceed the aggregate Outstanding Dollar Principal Amount of the Class A Notes, the Class B Notes and the Class C Notes, assuming for this purpose that (1) the payment rate with respect to Principal Collections (as defined in the Pooling and Servicing Agreement) remains constant at the lowest level of such payment rate during the nine preceding Monthly Periods (or such lower payment rate as the [Administrator] may select), (2) the total amount of Principal Receivables in the Master Trust (and the principal amount on deposit in the Excess Funding Account, if any) remains constant at the level on such date of determination, (3) no Pay Out Event (as defined in the Pooling and Servicing Agreement) with respect to any Series (as defined in the Pooling and Servicing Agreement) will subsequently occur and (4) no additional series (other than any series being issued on such date of determination) will be subsequently issued; provided, however, that the Accumulation Period Length will not be determined to be less than one month; provided further, however, that the determination of the Accumulation Period Length may be changed at any time if the Note Rating Agencies provide prior written confirmation that a Ratings Effect will not occur with respect to such change.

(c) Event of Default, Early Redemption Event. If any Class of Notes has been accelerated during a Monthly Period after the occurrence of an Event of Default, or if an Early Redemption Event with respect to any Class of Notes occurs during such Monthly Period, the deposit targeted for that Class of Notes with respect to that Monthly Period and each following Monthly Period is equal to the Nominal Liquidation Amount of that Class of Notes as of the close of business on the last day of the preceding Monthly Period (after taking into account any reallocations, payments or deposits on the following Transfer Date).

Section 3.10. Allocations among Principal Funding sub-Accounts. The aggregate amount of the deposits to be made to the Principal Funding Account for each Class of Notes pursuant to Section 3.09 for each Monthly Period will be allocated, and a portion deposited in the Principal Funding sub-Account for each Class of Notes, as follows:

(a) Series 2004-1 Available Principal Amounts Equal to Targeted Amount. If Series 2004-1 Available Principal Amounts remaining after giving effect to Sections 3.07(a) through (e) are equal to the aggregate amount of Series 2004-1 Available Principal Amounts targeted to be deposited into the Principal Funding Account for all Classes of Notes pursuant to Section 3.09, then that targeted amount shall be deposited in the Principal Funding sub-Account established for each Class of Notes.

(b) Series 2004-1 Available Principal Amounts Are Less Than Targeted Amounts. If Series 2004-1 Available Principal Amounts remaining after giving effect to Sections 3.07(a) through (e) are less than the aggregate amount targeted to be deposited into the Principal Funding Account for all Classes of Notes pursuant to Section 3.09, then the amount available will be deposited in the Principal Funding sub-Account established for each Class in the following priority:

(i) first, the amount available will be allocated to the Class A Notes up to the amount targeted to be deposited into the Principal Funding sub-Account for the Class A Notes pursuant to Section 3.09;

(ii) second, the amount available after the application in clause (i) above will be allocated to the Class B Notes up to the amount targeted to be deposited into the Principal Funding sub-Account for the Class B Notes pursuant to Section 3.09;

(iii) third, the amount available after the applications in clauses (i) and (ii) above will be allocated to the Class C Notes, up to the amount targeted to be deposited into the Principal Funding sub-Account for the Class C Notes pursuant to Section 3. 09; and

(iv) fourth, the amount available after the applications in clauses (i), (ii) and (iii) above will be allocated to the Class D Notes, up to the amount targeted to be deposited into the Principal Funding sub-Account for the Class D Notes pursuant to Section 3. 09.

Section 3.11. Amounts to be Treated as Series 2004-1 Available Principal Amounts; Other Deposits to Principal Funding sub-Accounts. The following deposits and payments will be made on the following dates:

(a) Amounts to be Treated as Series 2004-1 Available Principal Amounts. In addition to Available Principal Amounts allocated to the Series 2004-1 Notes pursuant to Section 502 of the Indenture, the following amounts shall be treated as Series 2004-1 Available Principal Amounts for application in accordance with this Article III for any Monthly Period:

(i) Reallocated Series 2004-1 Available Funds. Series 2004-1 Available Principal Amounts will include Series 2004-1 Available Funds reallocated to be treated as Series 2004-1 Available Principal Amounts pursuant to Section 3.01(d) or 3.01(e).

(b) Class C Reserve sub-Account. Withdrawals made from the Class C Reserve sub-Account pursuant to Section 3.17(b) will be deposited into the Class C Principal Funding sub-Account on the Transfer Date.

Section 3.12. Withdrawals from Interest Funding Account. On each Interest Payment Date, an amount equal to the interest due on the applicable Class of Notes on such Interest Payment Date (including any overdue and additional interest with respect to prior Interest Payment Dates) will be withdrawn from that Interest Funding sub-Account and remitted to the Paying Agent. Withdrawals made pursuant to this Section 3.12 with respect to any Class of Notes will be made from the Interest Funding sub-Account established for that Class only after all allocations and reallocations have been made pursuant to Sections 3.02, 3.03, 3.04 and 3.07. In no event will the aggregate amount of the withdrawals from an Interest Funding sub-Account for any month be more than the amount on deposit in the applicable Interest Funding sub-Account.

After payment in full of any interest on any Class of Notes, any amount remaining on deposit in the applicable Interest Funding sub-Account will be paid to the Issuer.

Section 3.13. Withdrawals from Principal Funding Account. On each applicable Principal Payment Date with respect to each Class of Notes, an amount equal to the principal due on the applicable Class of Notes on the applicable Principal Payment Date will be withdrawn from such Principal Funding sub-Account and remitted to the Paying Agent. Withdrawals made pursuant to this Section 3.13 with respect to any Class of Notes will be made from the Principal Funding sub-Accounts established for that Class only after all allocations have been made pursuant to Sections 3.09, 3.10 and 3.11. In no event will the amount of the withdrawal be more than the amount on deposit in the applicable Principal Funding sub-Account.

Upon payment in full of any Class of Notes, any remaining amount on deposit in the applicable Principal Funding sub-Account will be paid to the Issuer.

Section 3.14. Calculation of Nominal Liquidation Amount. On or prior to each Transfer Date, the Issuer shall calculate the Nominal Liquidation Amount of each Class of Outstanding Series 2004-1 Notes which shall be the following amount:

(a) as of the date of issuance of such Class of Notes, the Initial Dollar Principal Amount of such Class of Notes; and

(b) thereafter, the sum of, without duplication:

(i) the Nominal Liquidation Amount of such Class of Notes immediately after the prior date of determination; plus

(ii) such Class’ allocable share of all reimbursements of its Nominal Liquidation Amount Deficit pursuant to Section 3.01(e) since the prior date of determination determined as set forth in Section 3.06; minus

(iii) such Class’ allocable share of all reallocations of Series 2004-1 Available Principal Amounts pursuant to Section 3.07 since the prior date of determination, determined as set forth in Section 3.08; minus

(iv) the amount of the reduction of the Nominal Liquidation Amount of such Class resulting from an allocation of Investor Charge-Offs since the prior date of determination, determined as set forth in Section 3.05; minus

(v) the amount deposited in the applicable Principal Funding sub-Account for such Class (after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day) since the prior date of determination;

provided, however, that (1) the Nominal Liquidation Amount of a Class of Notes may never be less than zero, (2) the Nominal Liquidation Amount of any Class of Notes may never be greater than the Outstanding principal amount of such Class and [(3) the Nominal Liquidation Amount of any Class of Notes that has caused a sale of its allocable portion of the Series 2004-MC Certificate pursuant to Section [    ] of the Indenture will be zero].

The Nominal Liquidation Amount for the Series 2004-1 Notes will be the sum of the Nominal Liquidation Amounts of all Classes of the Series 2004-1 Notes.

Section 3.15. Netting of Deposits and Payments. The Issuer, in its sole discretion, may make all deposits to Interest Funding sub-Accounts and Principal Funding sub-Accounts pursuant to Sections 3.02 and 3.10 with respect to any Monthly Period net of, and after giving effect to, (a) all reallocations to be made pursuant to Section 3.07 and (b) all payments to the Issuer pursuant to Section 3.07(g).

Section 3.16. Targeted Deposits to the Class C Reserve Account. The aggregate deposit targeted to be made to the Class C Reserve Account with respect to each Transfer Date is an amount equal to the amount required to cause the amount on deposit in the Class C Reserve Account to be at least equal to the Class C Required Reserve Account Amount.

Section 3.17. Withdrawals from the Class C Reserve Account. Withdrawals from the Class C Reserve Account will be made as follows:

(a) Payments of Interest. If the amount on deposit in the Interest Funding sub-Account for the Class C Notes is insufficient to pay in full the amounts for which withdrawals are required under Section 3.12 with respect to the Class C Notes, on the Transfer Date immediately preceding the related Interest Payment Date, an amount equal to that deficiency will be withdrawn from the Class C Reserve Account and deposited into the Interest Funding sub-Account for the Class C Notes.

(b) Payments of Principal. If, [on and after the earliest to occur of (i) the date on which the Class C Notes are accelerated pursuant to Section 702 of the Indenture following an

Event of Default with respect to the Class C Notes, (ii) any date on or after the Transfer Date immediately preceding the Expected Principal Payment Date on which the amount on deposit in the Principal Funding sub-Account for the Class C Notes equals or exceeds the Outstanding Dollar Principal Amount of the Class C Notes and (iii) the Legal Maturity Date for the Class C Notes], the amount on deposit in the Principal Funding sub-Account for the Class C Notes is insufficient to pay in full the amounts for which withdrawals are required under Section 3.13, an amount equal to that deficiency will be withdrawn from the Class C Reserve Account and deposited into the Principal Funding sub-Account for the Class C Notes on the Transfer Date before the date of the applicable withdrawal required pursuant to Section 3.13.

(c) Withdrawal of Excess Amounts. If on any Transfer Date with respect to which the Class C Notes have not been accelerated, the amount on deposit in the Class C Reserve Account exceeds the Class C Required Reserve Account Amount, the amount of such excess will be withdrawn from the Class C Reserve Account and paid to the Issuer. Upon payment in full of the Class C Notes, any amount on deposit in the Class C Reserve Account will be applied in accordance with the preceding sentence.

Section 3.18. Targeted Deposits to the Accumulation Reserve Account. The aggregate deposit targeted to be made to the Accumulation Reserve Account with respect to each Monthly Period is an amount equal to the Required Accumulation Reserve Account Amount.

Section 3.19. Withdrawals from the Accumulation Reserve Account. On or before each Transfer Date with respect to the Controlled Accumulation Period, the [Administrator] shall calculate (i) prior to the payment in full of the Class A Nominal Liquidation Amount, the Class A Reserve Draw Amount, (ii) prior to the payment in full of the Class B Nominal Liquidation Amount, the Class B Reserve Draw Amount, and (iii) prior to the payment in full of the Class C Nominal Liquidation Amount, the Class C Reserve Draw Amount. Withdrawals for any Class of Notes will be made from the Accumulation Reserve Account as specified below.

(a) On each Transfer Date, first, the Class A Reserve Draw Amount, if any, up to the Available Accumulation Reserve Account Amount, second, following withdrawal of the Class A Reserve Draw Amount, the Class B Reserve Draw Amount, if any, up to any remaining Available Accumulation Reserve Account Amount, and third following withdrawal of the Class A Reserve Draw Amount and the Class B Reserve Draw Amount, the Class C Reserve Draw Amount, if any, up to any remaining Available Accumulation Reserve Account Amount shall be withdrawn from the Accumulation Reserve Account on such Transfer Date by the Indenture Trustee (acting in accordance with the instructions of the [Administrator]) and deposited into the Interest Funding sub-Accounts for the Class A Notes, Class B Notes and Class C Notes, respectively.

(b) Payment to Issuer. If on any Transfer Date the aggregate amount on deposit in the Accumulation Reserve Account exceeds the Required Accumulation Reserve Account Amount, the amount of such excess will be withdrawn from the Accumulation Reserve Account and paid to the Issuer.

(c) On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Accumulation Reserve Account shall be retained in the Accumulation Reserve Account (to the extent that the Available Accumulation Reserve Account Amount is less than the Required Accumulation Reserve Account Amount) and the balance, if any, shall be included in Series 2004-1 Available Funds for such Transfer Date. For purposes of determining the availability of funds or the balance in the Accumulation Reserve Account for any reason under this Series Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

Section 3.20. Computation of Interest.

(a) Interest on the Notes will be calculated on the basis of a 360-day year for the actual number of days elapsed.

(b) Interest for any period will be calculated from and including the first day of such period, to but excluding the last day of such period.

Section 3.21. Excess Available Funds Sharing.

(a) Shared Excess Available Funds allocable to the Series 2004-1 Notes on any Transfer Date shall be treated as Series 2004-1 Available Funds for such Transfer Date.

(b) Shared Excess Available Funds allocable to the Series 2004-1 Notes with respect to any Transfer Date shall mean an amount equal to the Series Available Funds Shortfall, if any, with respect to the Series 2004-1 Notes for such Transfer Date; provided, however, that if the aggregate amount of Shared Excess Available Funds for all Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One for such Transfer Date is less than the Aggregate Series Available Funds Shortfall for such Transfer Date, then Shared Excess Available Funds allocable to the Series 2004-1 Notes on such Transfer Date shall equal the product of (i) Shared Excess Available Funds for all Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One for such Transfer Date and (ii) a fraction, the numerator of which is the Series Available Funds Shortfall with respect to the Series 2004-1 Notes for such Transfer Date and the denominator of which is the Aggregate Series Available Funds Shortfall for all Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One for such Transfer Date.

Section 3.22. Calculation Agent; Determination of LIBOR.

(a) The Issuer hereby agrees that for so long as any Class A Notes, Class B Notes or Class C Notes are Outstanding, there shall at all times be an agent appointed to calculate LIBOR for each Interest Period (the “Calculation Agent”). The Issuer hereby initially appoints the Indenture Trustee as the Calculation Agent for purposes of determining LIBOR for each Interest Period. The Calculation Agent may be removed by the Issuer at any time. If the Calculation Agent is unable or unwilling to act as such or is removed by the Issuer, or if the Calculation Agent fails to determine LIBOR for an Interest Period, the Issuer shall promptly appoint a replacement Calculation Agent that does not control or is not controlled by or under common control with the Issuer or its Affiliates. The Calculation Agent may not resign its duties, and the Issuer may not remove the Calculation Agent, without a successor having been duly appointed.

(b) On each LIBOR Determination Date, the Calculation Agent shall determine LIBOR on the basis of the rate for deposits in United States dollars for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period), which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date (or such other source from which the Calculation Agent customarily obtains London interbank offered rates for deposits in United States dollars). If such rate does not appear on Telerate Page 3750 or such other source, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period). The Calculation Agent shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Beneficiary, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period).

(c) The Class A Interest Rate, Class B Interest Rate and Class C Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at the Corporate Trust Office at 1-800-344-5128 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Noteholder from time to time.

(d) On each LIBOR Determination Date, the Calculation Agent shall send to the Indenture Trustee and the [Issuer], by facsimile transmission, notification of LIBOR for the following Interest Period.

Section 3.23. Payments of Interest and Principal.

(a) Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer and the Indenture Trustee on the applicable Interest Payment Date or Principal Payment Date shall be paid by the Paying Agent to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by wire transfer of immediately available funds to such Person’s account as has been designated by written instructions received by the Paying Agent from such Person not later than the close of business on the third Business Day preceding the date of payment or, if no such account has been so designated, by check mailed first-class, postage prepaid to such Person’s address as it appears on the Note Register on such Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of Cede & Co., payment shall be made by wire transfer in immediately available funds to the account designated by such nominee.

(b) The right of the Noteholders to receive payments from the Issuer will terminate on the first Business Day following the Series 2004-1 Termination Date.

Section 3.24. Monthly Noteholder Report. All deposits, withdrawals or payments to be made by the Indenture Trustee pursuant to this Article III shall be made based solely on the applicable Monthly Noteholder Report or the written notice of the Issuer.

[END OF ARTICLE III]

ARTICLE IV

Early Redemption of Notes

Section 4.01. Early Redemption Events. In addition to the events identified as Early Redemption Events in Section 12.01 of the Indenture, if:

(a) the average Net Portfolio Yield for any three consecutive Monthly Periods is reduced to a rate which is less than the average Base Rate for such period; or

(b) the Nominal Liquidation Amount of either the Class A Notes, the Class B Notes or the Class C Notes shall not have been reduced to zero on the respective scheduled payment date;

an “Early Redemption Event” with respect to the Series 2004-1 Notes shall be deemed to have occurred.

[END OF ARTICLE IV]

ARTICLE V

Accounts and Investments

Section 5.01. Accounts.

(a) On or before the Closing Date, the Indenture Trustee will cause to be established and maintained four Qualified Accounts denominated as follows: the “Interest Funding Account,” the “Principal Funding Account,” the “Accumulation Reserve Account” and the “Class C Reserve Account” in the name of the Indenture Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2004-1 Noteholders (or, in the case of the Class C Reserve Account, for the benefit of the Class C Noteholders). The Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account and the Class C Reserve Account constitute Supplemental Accounts and shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2004-1 Noteholders (or, in the case of the Class C Reserve Account, for the benefit of the Class C Noteholders). If, at any time, the institution holding either the Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account or the Class C Reserve Account ceases to be a Qualified Institution, the Issuer will within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Note Rating Agency may consent) establish a new Interest Funding Account, Principal Funding Account, Accumulation Reserve Account or Class C Reserve Account, as the case may be, that is a Qualified Account and shall transfer any cash and/or investments to such new Interest Funding Account, Principal Funding Account, Accumulation Reserve Account or Class C Reserve Account, as the case may be. From the date such new Interest Funding Account, Principal Funding Account, Accumulation Reserve Account or Class C Reserve Account is established, it will be the “Interest Funding Account,” “Principal Funding Account,” “Accumulation Reserve Account” or “Class C Reserve Account,” as the case may be. Each Class of Notes will have its own sub-Account within the Interest Funding Account and the Principal Funding Account. The Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account and the Class C Reserve Account will receive deposits pursuant to Article III.

(b) On the Closing Date, the Issuer shall deposit $[            ] into the Class C Reserve Account.

(c) All payments to be made from time to time by the Indenture Trustee to Noteholders-out of funds in the Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account or the Class C Reserve Account pursuant to this Indenture Supplement will be made by the Indenture Trustee to the Paying Agent not later than 12:00 noon on the applicable Interest Payment Date or Principal Payment Date but only to the extent of available funds in the applicable sub-Account or as otherwise provided in Article III.

(d) On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Class C Reserve Account will be retained in the Class C Reserve Account (to the extent that the sum of the amount on deposit in the Class C Reserve Account with respect to the related Monthly Period is less than the Class C Required Reserve Account Amount for that Monthly Period) and the excess, if any, will be paid to the Issuer.

[END OF ARTICLE V]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

MELLON BANK PFL MASTER NOTE TRUST,

By: CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, as Owner Trustee and not in its individual capacity

By:
Name:
Title:

WELLS FARGO BANK, N.A., as Indenture Trustee and not in its individual capacity

By:
Name:
Title:

STATE OF DELAWARE	)
	)	ss:
COUNTY OF CASTLE	)

On this             day of             , 200_, before me personally came                     , a                      of                         , to me known to be the person described in and who executed the foregoing instrument, and duly acknowledged that [he] [she] executed the same for the purposes therein contained, and acknowledged the same to be [his][her] free act and deed.

Name

[Notarial Seal]

STATE OF NEW YORK	)
	)	ss:
COUNTY OF NEW YORK	)

On [    ], [    ], before me personally came [    ], to me known, who, being by me duly sworn, did depose and say that [he] [she] resides at [    ]; that [he] [she] is of Wells Fargo Bank, N.A., one of the parties described in and which executed the above instrument; that [he][she] knows the corporate seal of said corporation; that the seal affixed to that instrument is such corporate seal; that it was affixed by authority of the board of directors of the corporation; and that [he][she] signed his name thereto by like authority.

Name

[Notarial Seal]

INDENTURE SUPPLEMENT

EXHIBIT A-1

[FORM OF] CLASS A NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, MELLON BANK, N.A. OR THE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, MELLON BANK, N.A. OR THE MASTER TRUST, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF MELLON BANK, N.A. FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

A-1-1

REGISTERED	up to $ *
No.	CUSIP NO.

MELLON BANK PFL MASTER NOTE TRUST

[Floating Rate]

SERIES 2004-1 CLASS A NOTE

Mellon Bank PFL Master Note Trust, a statutory business trust created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of                          payable on the                                   Payment Date (the “Expected Principal Payment Date”), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the                  Payment Date (the “Legal Maturity Date”). Interest will accrue on this Note at the rate of              and shall be due and payable on each Interest Payment Date from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Transfer Date, from the date of issuance of this Note) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period. Interest will be computed on the basis of a 360-day year [of twelve 30-day months] [and the actual number of days elapsed]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

*	Denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

A-1-2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

MELLON BANK PFL MASTER NOTE TRUST, as Issuer

By: CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, as Owner Trustee and not in its individual capacity

By:
Name:
Title:

Date: , 2004

A-1-3

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date: , 2004

A-1-4

[REVERSE OF NOTE]

This Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its [Floating Rate] Asset Backed Notes (herein called the “Notes”), all issued under an Indenture dated as of June [    ], 2004 (such indenture, as supplemented or amended, is herein called the “Indenture”), as supplemented by an Indenture Supplement dated as of June [    ], 2004 (the “Indenture Supplement”), between the Issuer and Wells Fargo Bank, N.A., as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class B Notes, the Class C Notes and the Class D Notes also will be issued under the Indenture.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of the Notes will be payable on the Expected Principal Payment Date in an amount described on the face hereof.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 7.02 of the Indenture; provided, however, that such acceleration of the entire unpaid principal amount of the Notes may be rescinded by the holders of not less than a majority of the Outstanding Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any Class of Notes is reduced to less than 10% of its Initial Dollar Principal Amount, the Issuer has the right, but not the obligation, to redeem such Class of Notes in whole but not in part, pursuant to Section 12.02 of the Indenture. The redemption price will be an amount equal to the Outstanding principal amount of such Class, plus interest accrued and unpaid or principal accreted and unpaid on such Class to but excluding the date of redemption.

Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Trust, may from time to time issue, or direct the Owner Trustee, on behalf of the Trust, to issue, one or more series or Classes of Notes.

A-1-5

On each Payment Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Class A Noteholder’s pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class A Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

[Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.]

[As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.]

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, shall be deemed to have represented that such Person

A-1-6

either (i) is not acquiring the Note for, or on behalf of, a Benefit Plan, or (ii) is acquiring the Note for, or on behalf of, a Benefit Plan and its acquisition and holding of such Note will (x) not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code which is not covered by PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or some other applicable exemption and (y) will not cause a non-exempt violation of any substantially similar applicable law.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder that it will not at any time institute against Mellon Bank, N.A., the Master Trust or the Issuer, or join in any institution against Mellon Bank, N.A., the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Derivative Agreement.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing not less than a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued

A-1-7

upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

A-1-8

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

____________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	*
Signature Guaranteed:

*	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-1-9

SCHEDULE A

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Trust
First

Second

[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

A-1-10

PART II

PRINCIPAL PAYMENTS

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Trust

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Trust

[continue numbering until the appropriate number of installment dates for the Notes is reached]

A-1-11

EXHIBIT A-2

[FORM OF] CLASS B NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF THE TRANSFEROR FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

A-2-1

REGISTERED	up to $ *
No.	CUSIP NO.

MELLON BANK PFL MASTER NOTE TRUST

[Floating Rate]

SERIES 2004-1 CLASS B NOTE

Mellon Bank PFL Master Note Trust, a statutory business trust created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of                      payable on the                      Payment Date (the “Expected Principal Payment Date”), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the                           Payment Date (the “Legal Maturity Date”). Interest will accrue on this Note at the rate of                      and shall be due and payable on each Interest Payment Date from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Transfer Date, from the date of issuance of this Note) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period. Interest will be computed on the basis of a 360-day year [of twelve 30-day months] [and the actual number of days elapsed]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

*	Denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

A-2-2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

MELLON BANK PFL MASTER NOTE TRUST, as Issuer

By: CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, as Owner Trustee and not in its individual capacity

By:
Name:
Title:

Date: , 2004

A-2-3

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date: , 2004

A-2-4

[REVERSE OF NOTE]

This Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its [Floating Rate] Asset Backed Notes (herein called the “Notes”), all issued under an Indenture dated as of June [    ], 2004 (such indenture, as supplemented or amended, is herein called the “Indenture”), as supplemented by an Indenture Supplement dated as of June [    ], 2004 (the “Indenture Supplement”), between the Issuer and Wells Fargo Bank, N.A., as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class A Notes, the Class C Notes and the Class D Notes also will be issued under the Indenture.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of the Notes will be payable on the Expected Principal Payment Date in an amount described on the face hereof.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 7.02 of the Indenture; provided, however, that such acceleration of the entire unpaid principal amount of the Notes may be rescinded by the holders of not less than a majority of the Outstanding Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any Class of Notes is reduced to less than 10% of its Initial Dollar Principal Amount, the Issuer has the right, but not the obligation, to redeem such Class of Notes in whole but not in part, pursuant to Section 12.02 of the Indenture. The redemption price will be an amount equal to the Outstanding principal amount of such Class, plus interest accrued and unpaid or principal accreted and unpaid on such Class to but excluding the date of redemption.

Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Trust, may from time to time issue, or direct the Owner Trustee, on behalf of the Trust, to issue, one or more series or Classes of Notes.

A-2-5

On each Payment Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Class B Noteholder’s pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class B Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

[Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.]

[As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.]

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, shall be deemed to have represented that such Person

A-2-6

either (i) is not acquiring the Note for, or on behalf of, a Benefit Plan, or (ii) is acquiring the Note for, or on behalf of, a Benefit Plan and its acquisition and holding of such Note will (x) not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code which is not covered by PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or some other applicable exemption and (y) will not cause a non-exempt violation of any substantially similar applicable law.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder that it will not at any time institute against Mellon Bank, N.A., the Master Trust or the Issuer, or join in any institution against Mellon Bank, N.A., the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Derivative Agreement.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing not less than a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued

A-2-7

upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

A-2-8

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

____________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	*
Signature Guaranteed:

*	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-2-9

SCHEDULE A

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Trust
First

Second

[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

A-2-10

PART II

PRINCIPAL PAYMENTS

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Trust

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Trust

[continue numbering until the appropriate number of installment dates for the Notes is reached]

A-2-11

EXHIBIT A-3

[FORM OF] CLASS C NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF THE TRANSFEROR FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

A-3-1

REGISTERED	up to $ *
No.	CUSIP NO.

MELLON BANK PFL MASTER NOTE TRUST

[Floating Rate]

SERIES 2004-1 CLASS C NOTE

Mellon Bank PFL Master Note Trust, a statutory business trust created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of                      payable on the                      Payment Date (the “Expected Principal Payment Date”), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the                      Payment Date (the “Legal Maturity Date”). Interest will accrue on this Note at the rate of                  and shall be due and payable on each Interest Payment Date from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Transfer Date, from the date of issuance of this Note) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period. Interest will be computed on the basis of a 360-day year [of twelve 30-day months] [and the actual number of days elapsed]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

*	Denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

A-3-2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

MELLON BANK PFL MASTER NOTE TRUST, as Issuer

By: CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, as Owner Trustee and not in its individual capacity

By:
Name:
Title:

Date: , 2004

A-3-3

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:
Date: , 2004

A-3-4

[REVERSE OF NOTE]

This Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its [Floating Rate] Asset Backed Notes (herein called the “Notes”), all issued under an Indenture dated as of June [    ], 2004 (such indenture, as supplemented or amended, is herein called the “Indenture”), as supplemented by an Indenture Supplement dated as of June [    ], 2004 (the “Indenture Supplement”), between the Issuer and Wells Fargo Bank, N.A., as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class A Notes, the Class B Notes and the Class D Notes also will be issued under the Indenture.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of the Notes will be payable on the Expected Principal Payment Date in an amount described on the face hereof.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 7.02 of the Indenture; provided, however, that such acceleration of the entire unpaid principal amount of the Notes may be rescinded by the holders of not less than a majority of the Outstanding Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any Class of Notes is reduced to less than 10% of its Initial Dollar Principal Amount, the Issuer has the right, but not the obligation, to redeem such Class of Notes in whole but not in part, pursuant to Section 12.02, of the Indenture. The redemption price will be an amount equal to the Outstanding principal amount of such Class, plus interest accrued and unpaid or principal accreted and unpaid on such Class to but excluding the date of redemption.

Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Trust, may from time to time issue, or direct the Owner Trustee, on behalf of the Trust, to issue, one or more series or Classes of Notes.

A-3-5

On each Payment Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Class C Noteholder’s pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class C Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

[Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.]

[As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.]

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, shall be deemed to have represented that such Person

A-3-6

either (i) is not acquiring the Note for, or on behalf of, a Benefit Plan, or (ii) is acquiring the Note for, or on behalf of, a Benefit Plan and its acquisition and holding of such Note will (x) not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code which is not covered by PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or some other applicable exemption and (y) will not cause a non-exempt violation of any substantially similar applicable law.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder that it will not at any time institute against Mellon Bank, N.A., the Master Trust or the Issuer, or join in any institution against Mellon Bank, N.A., the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Derivative Agreement.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing not less than a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued

A-3-7

upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

A-3-8

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

____________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	*
Signature Guaranteed:

*	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-3-9

REGISTERED	up to $ *
No.	CUSIP NO.

MELLON BANK PFL MASTER NOTE TRUST

[Floating Rate]

SERIES 2004-1 CLASS D NOTE

Mellon Bank PFL Master Note Trust, a statutory business trust created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to [                    ], or registered assigns, subject to the following provisions, a principal sum of                      payable on the                      Payment Date (the “Expected Principal Payment Date”), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the                      Payment Date (the “Legal Maturity Date”). Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal on this Note is payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

*	Denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

A-4-1

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

MELLON BANK PFL MASTER NOTE TRUST, as Issuer

By: CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, as Owner Trustee and not in its individual capacity

By:
Name:
Title:

Date: , 2004

A-4-2

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date: , 2004

A-4-3

[REVERSE OF NOTE]

This Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its [Floating Rate] Asset Backed Notes (herein called the “Notes”), all issued under an Indenture dated as of June [    ], 2004 (such indenture, as supplemented or amended, is herein called the “Indenture”), as supplemented by an Indenture Supplement dated as of June [    ], 2004 (the “Indenture Supplement”), between the Issuer and Wells Fargo Bank, N.A., as indenture trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class A Notes, Class B Notes and Class C Notes also will be issued under the Indenture.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of the Notes will be payable on the Expected Principal Payment Date in an amount described on the face hereof.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 7.02 of the Indenture; provided, however, that such acceleration of the entire unpaid principal amount of the Notes may be rescinded by the holders of not less than a majority of the Outstanding Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any Class of Notes is reduced to less than 10% of its Initial Dollar Principal Amount, the Issuer has the right, but not the obligation, to redeem such Class of Notes in whole but not in part, pursuant to Section 12.02, of the Indenture. The redemption price will be an amount equal to the Outstanding principal amount of such Class, plus interest accrued and unpaid or principal accreted and unpaid on such Class to but excluding the date of redemption.

Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Trust, may from time to time issue, or direct the Owner Trustee, on behalf of the Trust, to issue, one or more series or Classes of Notes.

A-4-4

On each Payment Date, the Paying Agent shall distribute to each Class D Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Class D Noteholder’s pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class D Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

[Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.]

[As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.]

With respect to any Prospective Owner of a Class D Note, each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, shall be deemed to have represented that such Person is not acquiring the Class D Note for, or on behalf of, a Benefit Plan.

A-4-5

In addition, each purchaser of a Class D Note, by its acceptance hereof, represents, acknowledges and agrees that: (i) such Noteholder has not acquired and shall not sell, trade or transfer any interest in the Note nor cause any interest in the Note to be marketed, on or through either (a) an “established securities market” within the meaning of Section 7704(b)(1) of the Code (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise) or (b) a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704(b)(2) of the Code (including a market wherein interests in such classes of notes are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in such classes of notes and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others).

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder that it will not at any time institute against Mellon Bank, N.A., the Master Trust or the Issuer, or join in any institution against Mellon Bank, N.A., the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Derivative Agreement.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

A-4-6

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing not less than a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

A-4-7

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

_____________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	*
Signature Guaranteed:

*	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-4-9

SCHEDULE A

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Trust
First

Second

[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

A-4-10

PART II

PRINCIPAL PAYMENTS

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Trust
___________	___________	___________	___________
___________	___________	___________	___________

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Trust
___________	___________	___________	___________
___________	___________	___________	___________

[continue numbering until the appropriate number of installment dates for the Notes is reached]

A-4-11

EXHIBIT B

[FORM OF] SERIES 2004-1 SCHEDULE TO PAYMENT INSTRUCTIONS

MELLON BANK, N.A.

MELLON BANK PFL MASTER NOTE TRUST, SERIES 2004-1

MONTHLY PERIOD ENDING                      ,

Capitalized terms used in this notice have their respective meanings set forth in the Indenture and the Indenture Supplement. Unless otherwise qualified, references herein to certain sections and subsections are references to the respective sections and subsections of the Indenture Supplement. This instruction is delivered pursuant to Section 908, of the Indenture.

The Servicer does hereby instruct the Issuer to instruct the Indenture Trustee, and the Issuer does hereby instruct the Indenture Trustee, to make the following allocations and payments for the related Monthly Period on                      ,         , which date is a Transfer Date under the Pooling and Servicing Agreement, in aggregate amounts set forth below in respect of the following amounts:

I. Allocations and Payments of Series 2004-1 Available Funds.

A.	Allocation of Series 2004-1 Available Funds pursuant to Section 3.01, to be applied on each Transfer Date by the Indenture Trustee in the following priority:

	1.	Amount of targeted deposits paid to the Interest Funding Account pursuant to Section 3.02	$

	2.	Amount paid in respect of the Series 2004-1 Servicing Fee to the Servicer	$

	3.	Amount paid in respect of any previously due and unpaid Series 2004-1 Servicing Fee to the Servicer	$

	4.	Amount to be treated as Series 2004-1 Available Principal Amounts pursuant to Section 3.07 in an amount equal to the Series 2004-1 Investor Default Amount, if any	$

	5.	Amount to be treated as Series 2004-1 Available Principal Amounts pursuant to Section 3.07 in an amount equal to the Nominal Liquidation Amount Deficit, if any	$

	6.	Amount to make the target deposit to the Accumulation Reserve Account pursuant to Section 3.24	$

7.	Amount to make the target deposit to the Class C Reserve Account pursuant to Section 3.22 if any	$

8.	Amount paid or deposited as required by the terms document of any class or Class of Series 2004-1 Notes	$

9.	Amount to be treated as Shared Excess Available Funds for application in accordance with Section 3.25,	$

10.	Amount to paid to the Issuer	$

	Total	$

B.	Allocations of deposits to Interest Funding sub-Accounts pursuant to Section 3.03:

	1.		Payments to Interest Funding sub-Accounts pursuant to Section 3.03:	$

		a.	[Class/Class]	$

		b.	[Class/Class]	$

			Total	$

C.	Payments and deposits pursuant to Section 3.04, to be received on the following dates:

	1.	Withdrawals from the Class C Reserve Account deposited into the applicable Interest Funding sub-Account on the related Transfer Date pursuant to Section 3.23(a)	$

	2.	As of the date of receipt, Receivables Sales Proceeds deposited in the applicable Interest Funding sub-Account as of the date of receipt by the Issuer	$

D.	Withdrawals from the Interest Funding Account pursuant to Section 3.13, to be made by the Indenture Trustee on the following dates:

	1.	Amount withdrawn from the applicable Interest Funding sub-Accounts and remitted to the applicable Paying Agent on each Interest Payment Date, with respect to each Class of Dollar Notes	$

2.

Amount withdrawn from the applicable Interest Funding sub-Accounts and converted to the applicable foreign currency at the Spot Exchange Rate and remitted to the applicable Paying Agent for Foreign

Currency Notes with a non-Performing Derivative Agreement

$

3.

Amount withdrawn from the applicable Interest Funding sub-Accounts and invested in the Investor Interest of the Collateral Certificate on each Principal Payment Date, with respect to each Class of Discount Notes

$

4.

Amount withdrawn from the applicable Interest Funding sub-Accounts and paid to the applicable Derivative Party as specified in the applicable Derivative Agreement,

with respect to each Class of Notes which has a Performing Derivative Agreement for interest

$

5.	Amount paid to the Issuer	$

II.	Allocations and Payments of Series 2004-1.

A.	Re-allocation of Series 2004-1 Available Principal Amounts pursuant to Section 3.07(a) to be applied on the next Transfer Date by the Indenture Trustee:

	1.	Reallocated Class C Principal Collections:		$

	2.	Reallocated Class B Principal Collections:		$

B.	Targeted Deposits of Series 2004-1 Available Principal Amounts to the Principal Funding Account pursuant to Section 3.10, to be made by the Indenture Trustee on the following dates:

	1.	On the applicable Principal Payment Date prior to any payment, the Nominal Liquidation Amount for the related Class of Notes:

		a.	[Class/Class]	$

		b.	[Class/Class]	$

			Total	$

	2.	In the applicable Principal Funding sub-Account for the related Class of Notes, the Controlled Accumulation Amount or the amount specified in Section 3.10(b)(ii):

		a.	[Class/Class]	$

		b.	[Class/Class]	$

			Total	$

	3.	In the applicable Principal Funding sub-Account, the Prefunding Target Amount for the Series 2004-1 on the related Transfer Date:

		a.	[Class/Class]	$

		b.	[Class/Class]	$

			Total	$

	4.	In the case of an Event of Default, Early Redemption Event or other optional or mandatory redemption, on the applicable Transfer Date, the Nominal Liquidation Amount for the related Class of Notes:

		a.	[Class/Class]	$

		b.	[Class/Class]	$

			Total	$

C.	Payments and deposits pursuant to Section 3.12, to be received on the following dates:

	1.	Withdrawals from the Class C Reserve Account deposited into the applicable Principal Funding sub-Account on the related Transfer Date pursuant to Section 3.23(b)		$

	2.	As of the date of receipt, Receivables Sales Proceeds received pursuant to Section 3.20(c)(i) deposited in the applicable Principal Funding sub-Account as of the date of receipt by the Issuer		$

D.	Reallocations of deposits to Principal Funding sub-Accounts pursuant to Section 3.11:

	1.	Payments to Principal Funding sub-Accounts pursuant to Section 3.11(b)(i) for the Class A Notes		$

	2.	Payments to Principal Funding sub-Accounts pursuant to Section 3.11(b)(ii) for the Class B Notes			$

	3.	Payments to Principal Funding sub-Accounts pursuant to Section 3.11(b)(iii) for the Class C Notes			$

E.	Withdrawals from the Principal Funding Account pursuant to Section 3.14 to be made by the Indenture Trustee on the following dates:

	1.	Amount withdrawn from the applicable Principal Funding sub-Accounts and remitted to the applicable Paying Agent on each Principal Payment Date, with respect to each Class of Dollar Notes			$

2.

Amount withdrawn from the applicable Principal Funding sub-Accounts and paid to the applicable

Derivative Party as specified in the applicable Derivative Agreement, with respect to each Class of

Notes which has a Performing Derivative Agreement for Principal

$

3.

Dollar amount withdrawn from the applicable Principal Funding sub-Accounts and converted to the applicable foreign currency at the Spot Exchange Rate pursuant to the applicable Derivative Agreement,

with respect to each Class of Notes which has a non-Performing Derivative Agreement for principal

$

4.	Amount of Prefunding Excess Amount withdrawn from the Principal Funding sub-Accounts and paid to the Master Trust to increase the Investor Interest of the Collateral Certificate	$

5.

Amount withdrawn from the applicable Principal Funding sub-Accounts on the Legal Maturity Date of any Class and applied to pay principal of that Class or paid to the applicable Derivative Party for that Class as specified in the applicable Derivative Agreement

$

6.	Amount paid to the Issuer	$

F.	Amount of principal accreted on all Class of Discount Notes and paid to the Master Trust pursuant to Section 3.17(a)		$

G.	Allocations of reductions from Investor Charge-Offs to the Nominal Liquidation Amount of subordinated classes pursuant to Section 3.05:

	1.	Initial allocation of Investor Charge-Offs to each Class of Outstanding Notes	$

		Class A	$

		Class B	$

		Class C	$

	2.	Amount reallocated to the Class C Notes, subject to the restrictions set forth in Section 3.05(c)	$

	3.	Amount reallocated to the Class B Notes, subject to the restrictions set forth in Section 3.05(d)	$

H.	Net proceeds from sales of Receivables for Accelerated Notes pursuant to Section 3.20		$

III.	Targeted deposits to, and withdrawals of funds on deposit from, the Class C Reserve Account.

A.	Targeted deposit to the Class C Reserve Account pursuant to Section 3.22(a):

B.	Deposits to the Class C Reserve sub-Accounts pursuant to Section 3.22:

1.	Sum of the Class C Reserve sub-Account deposits for each applicable Class of Outstanding Notes:

	a.	[Class]	$

	b.	[Class]	$

		Total	$

C.	Withdrawals from the Class C Reserve Account pursuant to Section 3.23:

	1.	Amount withdrawn from the applicable Class C Reserve sub-Account and deposited in the applicable Interest Funding sub-Account pursuant to Section 3.23(a):

		a.	Interest Funding sub-Account for [Class]	$

		b.	Interest Funding sub-Account for [Class]	$

			Total	$

2.	Amount withdrawn from the Class C Reserve sub-Account and deposited in the applicable Principal Funding subAccount pursuant to Section 3.23(b):

	a.	Principal Funding sub-Account for [Class]	$

	b.	Principal Funding sub-Account for [Class]	$

		Total	$

3.	Amounts paid to the Issuer pursuant to Section 3.23(c)		$

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this     th day of             ,             .

[ ],
as Servicer

By:
Name:
Title:

EXHIBIT C

[FORM OF] SERIES 2004-1 SCHEDULE TO

MONTHLY NOTEHOLDERS’ STATEMENT

Date:                  ,

MELLON BANK PFL MASTER NOTE TRUST

MONTHLY PERIOD ENDING                  ,

Reference is made to the Series 2001-D Supplement (the “Series 2001-D Supplement”), dated as of May     , 2001, between Mellon Bank, N.A., a national banking association (the “Bank”), as Seller and Servicer, and Wells Fargo Bank, N.A., as Trustee, the Indenture (the “Indenture”), dated as of May     , 2001 and the Indenture Supplement (the “Indenture Supplement”), dated as of May    , 2001, each between Mellon Bank PFL Master Note Trust, as Issuer, and Wells Fargo Bank, N.A., as Indenture Trustee. Terms used herein and not defined herein have the meanings ascribed to them in the Series 2001-D Supplement, the Indenture and the Indenture Supplement, as applicable.

The following computations are prepared with respect to the Transfer Date of                  ,              and with respect to the performance of the Trust during the related Monthly Period.

A.	Targeted deposits to Interest Funding sub-Accounts:

Class/Class	Targeted Deposit to Interest Funding sub-Account for applicable Monthly Period	Actual Deposit to Interest Funding sub-Account for applicable Monthly Period	Shortfall from earlier Monthly Periods	Interest Funding sub-account Balance prior to Withdrawals	Interest Funding sub-Account Earnings
[Class A Total:]

[Class B Total:]

[Class C Total:]

[Total:]

B.	Interest to be paid on the corresponding Interest Payment Date:

Class/Class	Interest Payment Date	Interest Rate	Amount of interest to be paid on corresponding Interest Payment Date
[Class A Total:]

[Class B Total:]

[Class C Total:]

[Total:]

C. Targeted deposits to Class C Reserve sub-Accounts:

Class	Targeted Deposit to Class C Reserve sub-Account for applicable Monthly Period	Actual Deposit to Class C Reserve sub-Account for applicable Monthly Period	Class C Reserve sub-Account Balance on Transfer Date prior to Withdrawals	Class C Reserve sub-Account Earnings
[Total:]

D. Withdrawals to be made from the C Reserve sub-Accounts on the corresponding [Transfer Date]:

Class	Withdrawals for Interest	Withdrawals for Principal	Class C Reserve sub-Account Balance on Transfer Date after Withdrawals
[Class C Total:]

E. Targeted deposits to Principal Funding sub-Accounts:

Class/Class	Targeted Deposit to Principal Funding sub- Account for applicable Monthly Period	Actual Deposit to Principal Funding sub-Account for applicable Monthly Period	Shortfall from earlier Monthly Periods	Principal Funding sub-Account Balance on Transfer Date	Principal Funding sub-Account Earnings
[Class A Total:]

[Class B Total:]

[Class C Total:]

[Total:]

F. Principal to be paid on the corresponding Principal Payment Date:

Class/Class	Principal Payment Date	Amount of principal to be paid on corresponding Principal Payment Date
Class A Total:]

[Class B Total:]

[Class C Total:]

[Total:]

G. Stated Principal Amount, Outstanding Dollar Principal Amount and Nominal Liquidation Amount as of the end of the prior Monthly Period:

Class/Class	Initial Dollar Principal Amount	Outstanding Principal Amount	Adjusted Outstanding Principal Amount	Nominal Liquidation Amount
Class A Total:]

[Class B Total:]

[Class C Total:]

[Total:]

H. Class A Usage of Class B and Class C Subordinated Amounts:

Class	Class A Usage of Class B Subordinated Amount for this Monthly Period	Class A Usage of Class C Subordinated Amount for this Monthly Period	Cumulative Class A Usage of Class B Subordinated Amount	Cumulative Class A Usage of Class C Subordinated Amount
[Total:]

I. Class B Usage of Class C Subordinated Amounts:

Class	Class B Usage of Class C Subordinated Amount for this Monthly Period	Cumulative Class B Usage of Class C Subordinated Amount
[Total:]

J. Reductions of and Increases to Nominal Liquidation Amount:

Class/ Class	Beginning Nominal Liquidation Amount	Increases from accretions on Principal for Discount Notes	Increases from amounts withdrawn from the Principal Funding sub- Account in respect of Prefunding Excess Amount	Reimburse- ments from Series 2004-1 Available Funds	Reductions due to reallocations of Series 2004-1 Available Principal Amounts	Reductions due to Investor Charge- Offs	Reductions due to amounts on deposit in the Principal Funding sub- Account	Ending Nominal Liquidation Amount
[Class A Total:]

[Class B Total:]

[Class C Total:]

[Total:]

K. Early Redemption Event:

Current month Excess Available Funds	%

Three month Excess Available Funds	%

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Noteholders’ Statement this     th day of                     ,         .

MELLON BANK, N.A., as Beneficiary of the Mellon Bank PFL Master Note Trust

By:
Name:
Title: